UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Materials Under Rule 14a-12

RF INDUSTRIES, LTD.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
(2)   Aggregate number of securities to which transaction applies:
(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)   Proposed maximum aggregate value of transaction:
(5)   Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:
(2)Form, Schedule or Registration Statement No.:
(3)Filing Party:
(4)Date Filed:

RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126-4202

NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF
STOCKHOLDERS
WILL BE HELD ON JUNE 10, 2005

An Annual Meeting of Stockholders of RF Industries, Ltd., a Nevada corporation (the “Company”), will be held at the Company’s corporate office at Miramar Road, Suite 6000, San Diego, California 92126-4202 on Friday, June 10, 2005, at 1:30 p.m., Pacific Standard Time, for the following purposes:

1.	To elect six directors of the Company who shall serve until the 2006 Annual Meeting of Stockholders (and until the election and qualification of their successors).

2.	To ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2005.

3.	To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

The Board of Directors has fixed the close of business on April 25, 2005 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Regardless of whether you plan to attend the meeting, please sign and date the enclosed Proxy and return it promptly in the accompanying envelope, postage for which has been provided if mailed in the United States. The prompt return of Proxies will ensure a quorum and save the Company the expense of further solicitation. Any stockholder returning the enclosed Proxy may revoke it prior to its exercise by voting in person at the meeting or by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date.

By Order of the Board of Directors

Terrie A. Gross,
Corporate Secretary

San Diego, California
May 10, 2005

RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126-4202

PROXY STATEMENT

General

The enclosed Proxy is solicited on behalf of the Board of Directors of RF Industries, Ltd., a Nevada corporation (the “Company”), for use at the Annual Meeting of Stockholders (“Annual Meeting”) to be held on Friday, June 10, 2005, at 1:30 p.m., local time, or at any adjournment or postponement thereof. The Annual Meeting will be held at the corporate office at 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202. The Company mailed this Proxy Statement and the accompanying Proxy and Annual Report to all stockholders entitled to vote at the Annual Meeting on or about June 10, 2005.

Voting

Only stockholders of record at the close of business on April 25, 2005, will be entitled to notice of and to vote at the Annual Meeting. On April 25, 2005, there were 3,054,022 shares of Common Stock outstanding. The Company is incorporated in Nevada, and is not required by Nevada corporation law or its Articles of Incorporation to permit cumulative voting in the election of directors.

With regard to the election of directors, the six nominees receiving the greatest number of votes cast will be elected provided a quorum is present. On each other matter properly presented and submitted to a vote at the Annual Meeting, each share will have one vote and an affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote will be necessary to approve the matter. Shares represented by proxies that reflect abstentions or broker non-votes (that is, shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting. If the enclosed proxy is properly executed and returned to, and received by, the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted “FOR” (i) the nominees of the Board of Directors in the election of the six directors whose terms of office will extend until the 2006 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, and (ii) the approval of the re-appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the 2005 fiscal year.

Revocability of Proxies

When the enclosed Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it any time before its exercise. It may be revoked by filing with the Secretary of the Company’s principal executive office, 7610 Miramar Road, San Diego, California 92126-4202, an instrument of revocation or a duly executed Proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Solicitation

The Company will bear the entire cost of solicitation of Proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy, and any additional material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. The solicitation of Proxies by mail may be supplemented by telephone, telegram, and/or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit Proxies other than by mail.

PROPOSAL 1:
NOMINATION AND ELECTION OF DIRECTORS

Each director to be elected will hold office until the next Annual Meeting and until his or her successor is elected and has qualified, or until his or her death, resignation, or removal. Six directors are to be elected at the Annual Meeting. All six nominees are currently members of the Board of Directors. There are currently seven directors on the Board of Directors. Henry E. Hooper, currently a director of the Company and a member of its Audit Committee, has decided not to stand for re-election due to increased demands upon his time in his other business enterprises and will, therefore, resign effective immediately prior to the Annual Meeting. Accordingly, while the Company currently has seven directors, the Board has decided to reduce the number of directors to six members following the Annual Meeting.

The six candidates receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors of the Company. Each person nominated for election has agreed to serve if elected. If any of such nominees shall become unavailable or refuse to serve as a director (an event that is not anticipated), the Proxy holders will vote for substitute nominees at their discretion. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the six nominees named below.

Nominees

A majority of the Directors are "independent directors" as defined by the listing standards of the Nasdaq Stock Market, and the Board of Directors has determined that such independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The independent Director nominees are Messrs. Ehret, Fink, Jacobs, Kester and Reynolds.

Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations for the last five years, and their ages as of October 31, 2004, the end of the Company’s last fiscal year.

Name	Age	Director Since
John R. Ehret	67	1991
Marvin H. Fink	68	2001
Howard F. Hill	64	1979
Robert Jacobs	53	1997
Linde Kester	59	2001
William L. Reynolds	69	2005

John R. Ehret is President, Chief Financial Officer, and co-owner of TPL Electronics of Los Angeles, California. He holds a B.S. degree in Industrial Management from the University of Baltimore. He has been in the electronics industry for over 36 years.

Marvin H. Fink served as the Chief Executive Officer, President and Chairman of the Board of Recom Managed Systems, Inc. until March 2005. Mr. Fink was formerly President of Teledyne’s Electronics Group, was at Teledyne for 39 years. He holds a B.E.E. degree from the City College of New York, an M.S.E.E. degree from the University of Southern California and a J.D. degree from the University of San Fernando Valley. He is a member of the California Bar.

Howard F. Hill, a founder of the Company in 1979, has credits in Manufacturing Engineering, Quality Engineering and Industrial Management. He took over the presidency of the Company in July 1993. He has held various positions in the electronics industry over the past 36 years.

Robert Jacobs is RF Industries’ Account Executive at Neil Berkman Associates and coordinates the Company’s investor relations. He holds an MBA from the University of Southern California and has been in the investor relations industry for over 19 years.

Linde Kester is the Proprietor of Oregon’s Chateau Lorane Winery. He was formerly Chairman and CEO of Xentek, an electronics power conversion manufacturer that he co-founded in 1972. Mr. Kester was also a co-founder of Hidden Valley National Bank in Escondido, California. He holds an A.A. in Electron-Mechanical Design from Fullerton College and has over two decades of experience in the electronics industry.

William L. Reynolds, until his retirement in 1997, was the Vice-President of Finance and Administration of Teledyne Controls for three years. Prior thereto, for 22 years he was the Vice-President of Finance and Administration of Teledyne Microelectronics. Mr. Reynolds also was a program finance administrator of Teledyne Systems Company for five years. He has a B.B.A. degree in accounting.

Management

Howard F. Hill is the President and Chief Executive Officer of the Company. See “Nominees,” above.

Terrie Gross joined the Company in January 1992. She was elected as the Company’s Corporate Secretary in February 1995, which position she continues to hold. From May 1997 to March 2005, Ms. Gross was the Chief Financial Officer of the Company.

On February 24, 2005, the Company engaged the services of William T. Gochnauer as its part-time, interim, acting Chief Financial Officer, subject to his appointment as such by the Audit Committee of the Company’s Board of Directors. On March 16, 2005 the Audit Committee appointed Mr. Gochnauer to that post.

Board of Director Meetings

All members of the Board of Directors hold office until the next Annual Meeting of Stockholders or the election and qualification of their successors. Executive officers serve at the discretion of the Board of Directors.

During the fiscal year ended October 31, 2004, the Board of Directors held four meetings. During the fiscal year ended October 31, 2004, each director attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which he served.

Director Attendance at Annual Meetings

Although the Company does not have a formal policy regarding attendance by Board members at the annual meeting of stockholders, directors are strongly encouraged to attend annual meetings of the Company’s stockholders. All of the directors attended the 2004 annual meeting of the Company’s stockholders.

Board Committees

During fiscal 2004, the Board of Directors maintained two committees -- the Compensation Committee and the Audit Committee. Each of these committees is described as follows:

Audit Committee. The Audit Committee meets periodically with the Company’s management and independent auditors to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements. The audit committee also hires the independent registered public accounting firm, and receives and considers that firm’s comments as to controls, adequacy of staff and management performance and procedures. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest. As of the date of this Proxy Statement, the Audit Committee consists of Mr. Hooper, Mr. Ehret, Mr. Kester and Mr. Reynolds. Immediately before the Annual Meeting, Mr Hooper will resign as a director and as a member of the Audit Committee. Accordinaly, assuming that all of the nominees listed herein are elected, the Audit Committee after the Annual Meeting will consist of Mr. Ehret, Mr. Kester and Mr. Reynolds. Each of these individuals is a non-employee director and is independent as defined under the Nasdaq Stock Market’s listing standards and each has significant knowledge of financial matters (two of the members have received a Masters of Business Administration degree, and one member has a B.B.A. degree in accounting), Mr Reynolds has been designated by the Board as the “audit committee financial expert” as defined under Item 401(e) (2) of Regulation S-B of the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during fiscal 2004. The Audit Committee operates under a formal charter that governs its duties and conduct.

Compensation Committee. The Compensation Committee currently consists of Messrs. Jacobs, Fink, and Kester, each of whom is a non-employee director and is independent as defined under the Nasdaq Stock Market’s listing standards. The Compensation Committee is responsible for considering and authorizing remuneration arrangements for senior management. The Compensation Committee held two formal meetings during fiscal 2004, each of which was attended by all committee members.

Nominating Directors

To date, all six of the Company's directors (five of whom are independent directors) have participated in identifying qualified director nominees. As a result, the Board of Directors has not found it necessary to have a separate Nominating Committee. However, the Board of Directors now intends to form a Nominating Committee for the purpose of nominating future director candidates. Each member of the Nominating Committee will be “independent” as defined in the Nasdaq Stock Market’s listing standards. The functions of the Nominating Committee will be to assist the Board of Directors by identifying individuals qualified to become members, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders, and to recommend to the Board of Directors corporate governance guidelines and changes thereto.

The Board of Directors has not established any specific minimum qualifications for director candidates or any specific qualities or skills that a candidate must possess in order to be considered qualified to be nominated as a director. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. In making its nominations, the Board of Directors generally will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

Stockholder Recommendations of Director Candidates The Board of Directors will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company as set forth under “Stockholder Proposals” below. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Stockholder Communication with Board Members Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the "Code") that applies to all of the Company's Directors, officers and employees, including its principal executive officer and principal financial officer. The Code is posted on the Company's website at www.rfindustries.com. The Company intends to disclose any amendments to the Code by posting such amendments on its website. In addition, any waivers of the Code for Directors or executive officers of the Company will be disclosed in a report on Form 8-K.

Executive Compensation

Summary of Cash and Other Compensation. The following table sets forth compensation for services rendered in all capacities to the Company for each person who served as the Company’s Chief Executive Officer during the fiscal year ended October 31, 2004 (the “Named Executive Officer”). No other executive officer of the Company received salary and bonus, which exceeded $100,000 in the aggregate during the fiscal year, ended October 31, 2004.

Annual Compensation	Long-Term Compensation Awards

Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options/SARs (#)

Howard F. Hill, President Chief Executive Officer, Director	2004 2003 2002	165,000 140,000 125,000	50,000 25,000 30,000	6,000 6,000 4,000

As permitted by rules established by the SEC, no other annual compensation is shown because perquisites and other non-cash benefits provided by the Company do not exceed the lesser of 10% of bonus plus salary or $50,000 for the last three fiscal years.

Option Grants. The following table contains information concerning the stock option grants to the Company’s Named Executive Officer for the fiscal year ended October 31, 2004.

Option Grants in Last Fiscal Year

Name	Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Base Price ($/Share)	Expiration Date
Howard F. Hill, President
Incentive Stock Option	2,000	9.2%	$6.38	October 2014
Non-Qualified Option	4,000	11.1%	$5.42	October 2014

Option Exercises and Holdings. Mr. Hill, the Named Executive Officer, exercised 8,000 options during the fiscal year ended October 31, 2004. The following table sets forth information concerning option exercises and option holdings and the value, at October 31, 2004, of unexercised options held by the Named Executive Officer:

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

	Shares Acquired	Value Realized Market Price at Exercise Less	Number of Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money /SARs at Fiscal Year-End ($)
Name	Exercise #	Exercise Price ($)	Exercisable	Unexercisable	Exercisable (1)

Howard F. Hill, President	8,000	$24,280	460,000	6,000	$2,821,680/ $38,280

(1)	Represents the closing price per share of the underlying shares on the last day of the fiscal year less the option exercise price multiplied by the number of shares. The closing value per share was $6.38 on the last trading day of the fiscal year as reported on the Nasdaq Small Cap Market.

During the fiscal year ended October 31, 2004, the Company did not adjust or amend the exercise price of stock options awarded to the Named Executive Officers.

Employment Agreement

The Company has no employment or severance agreements with any of its executive officers for payments of more than $100,000, other than with Howard Hill, the Company’s President/Chief Executive Officer. On June 1, 1994, the Company entered into a six-year, renewable employment contract with Mr. Hill calling for a beginning annual compensation of $85,000, increased to $165,000 in fiscal 2004, plus a bonus to be determined by the Board. The employment contract expired by its terms in January 2005. Mr. Hill and the Company have agreed to continue that employment agreement until June 9, 2005, the date of the next scheduled meeting of the Board of Directors. On June 9, 2005, the Board plans to consider entering into a new employment contract with Mr. Hill. Under the currently extended employment agreement, Mr. Hill was granted options to purchase a total of 500,000 shares of common stock at $.10 per share. Under his agreement, the options are exercisable for one year after the date of written notice of termination. The shares underlying his options may be sold to the Company at an agreed upon price, and the Company has a right of first refusal to purchase such shares.

Compensation of Directors

The Company compensates its directors with an annual grant of options to purchase 2,000 shares of common stock. The exercise price of the options is set at 85% of the closing price of the common stock on the last day of the fiscal year. During the fiscal year ended October 31, 2004, options to purchase 2,000 shares of common stock were granted to each of the following directors: Messrs. Ehret, Mr. Fink, Hooper, and Mr. Jacobs. Mr. Hill and Mr. Kester each received a grant for 4,000 shares. All options granted were $5.42 per share. The directors are also eligible for reimbursement of expenses incurred in connection with attendance at Board meetings and Board committee meetings. For the fiscal years ending after October 31, 2004, the Board has voted to compensate all non-employee directors, in addition to the foregoing options, with an annual cash payment of $5,000 per director, and to pay the non-employee Chairman of the Board an additional annual payment of $10,000.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of April 25, 2005 by: (i ) each director and nominee for director; (ii) the executive officer named in the Summary Compensation Table in Executive Compensation; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of the Common Stock.

Name and Address of Beneficial Owner	Number of Shares (1) &(2) Beneficially Owned	Percentage (2) Beneficially Owned

Howard H. Hill 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	420,000(2)	13.8%
John R. Ehret 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	22,000(3)	*
Robert Jacobs 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	2,000	*
Henry E. Hooper 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	2,000(4)	*
Marvin Fink 7610 Miramar Rd., Ste. 6000 San Diego, CA 92126-4202	29,165(5)	*
Linde Kester 7610 Miramar Rd., Ste. 6000 San Diego, CA 92126-4202	62,072(6)	2.0%
William L. Reynolds 7610 Miramar Rd. Ste. 6000 San Diego, CA 92126-4202	-0-	-0-
All Directors and Officers as a Group (8 Persons)	537,237(7)	17.6%

(1)	Shares of Common Stock, which were not outstanding but which could be acquired upon exercise of an option within 60 days, are considered outstanding for the purpose of computing the percentage of outstanding shares beneficially owned. However, such shares are not considered to be outstanding for any other purpose.

(2)	Consists of 420,000 shares, which Mr. Hill has the right to acquire upon exercise of options exercisable within 60 days.

(3)	Includes 12,000 shares, which Mr. Ehret has the right to acquire upon exercise of options exercisable within 60 days.

(4)	Consists of 2,000 shares, which Mr. Hooper has the right to acquire upon exercise of options exercisable within 60 days.

(5)	Includes 19,165 shares, which Mr. Fink has the right to acquire upon exercise of options exercisable within 60 days.

(6)	Includes 20,170 shares, which Mr. Kester has the right to acquire upon exercise of options exercisable within 60 days.

(7)	Includes 493,335 shares, which the directors and officers have the right to acquire upon exercise of options exercisable within 60 days.

*	Represents less than 1% of the outstanding shares.

There is no arrangement known to the Company, the operation of which may at a subsequent date result in a change of control of the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 31, 2004 with respect to the shares of Company common stock that may be issued under the Company’s existing equity compensation plans.

	A	B	B

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	208,714	$3.82	108,851

Equity Compensation Plans Not Approved by Stockholders (2)	827,000	$1.08	-0-

Total	1,035,714	$1.63	108,851

(1)	Consists of options granted under the R.F. Industries, Ltd. (i) 2000 Stock Option Plan, (ii) the 1990 Incentive Stock Option Plan, and (iii) the 1990 Non-qualified Stock Option Plan. The 1990 Incentive Stock Option Plan and Non-qualified Stock Option Plan have expired, and no additional options can be granted under these plans. Accordingly, the 108,851 shares remaining available for issuance represent shares under the 2000 Stock Option Plan.

(2)	Consists of options granted to six executive officers and/or key employees of the Company under employment agreements entered into by the Company with each of these officers and employees.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of reporting forms received by the Company, the Company believes that during its most recent fiscal year ended October 31, 2004, that its officers and directors complied with the filing requirements under Section 16(a).

PROPOSAL 2:
SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected J.H. Cohn LLP to continue as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2005. A representative of J.H. Cohn LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of J.H. Cohn LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will request the Audit Committee to reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of J.H. Cohn LLP.

Audit Fees

The following is a summary of the fees billed to the Company by J.H. Cohn LLP for professional services for rendered for the fiscal years ended October 31, 2004 and 2003:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees

Audit Fees	$102,850	$76,859

Audit-Related Fees	26,361	8,411

Tax Fees	5,355	11,007

Total Fees	$134,566	$96,277

Audit Fees. Consists of fees billed for professional services rendered for the audit of RF Industries, Ltd. financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by J.H. Cohn LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit and review of RF Industries’ financial statements and are not reported under “Audit Fees.” These services include professional services requested by RF Industries in connection with its preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002, accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and assistance with tax reporting.

The Audit Committee has determined that the provision of services, in addition to audit services, rendered by J.H. Cohn LLP and the fees billed therefore in fiscal 2004 and 2003 were compatible with maintaining J.H. Cohn LLP’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
PROPOSAL 2

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of the Company through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. The Company’s management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and its independent registered public accounting firm.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended October 31, 2004.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with the management. The Audit Committee has discussed with J.H. Cohn LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has also received written disclosures and the letter from J.H. Cohn LLP required by Independence Standards Board Standard No. 1, which relates to the auditor’s independence from the Company and its related entities, and has discussed with J. H. Cohn LLP their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company Annual Report on Form 10-KSB for the fiscal year ended October 31, 2004.

The Audit Committee has retained J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2005.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

AUDIT COMMITTEE

John Ehret
Henry Hooper
Linde Kester

Stock Performance Graph

The following graph compares the cumulative total return for the Company, the NASDAQ US Stock Index and the NASDAQ Electronic Components Stock Index during the last five fiscal years. The graph shows the value, at the end of each calendar month, of $100 invested in the Common Stock or the indices on October 31, 1999. Historic stock price performance is not necessarily indicative of future stock price performance.

•
The monthly return on investment for each of the periods for the Company is based on the closing price on the last trading day of each month. The Indices are based on their respective values on the final trading day of each month.

Notwithstanding anything contained herein or in any other materials filed by the Company with the SEC, neither the audit committee report nor the stock performance graph shall be deemed to be “filed” with the SEC, and may not therefore be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Certain Transactions

On April 1, 1997, the Company loaned to Howard Hill, its President and Chief Executive Officer, $70,000 pursuant to a Promissory Note which provides for interest at the rate of 6% per annum and which has no specific due date for principal. Interest on the loan is paid annually. The loan is evidenced by a promissory note that is secured by a lien on certain of Mr. Hill’s personal property.

Mr. Jacobs, a director of the Company, is an employee of Neil Berkman Associates, the Company’s public relations firm. For the fiscal years ended October 31, 2004 and 2003, the Company paid to Neil Berkman Associates $43,050 and $39,360, respectively, for services rendered.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to submit proposals at the 2006 Annual Meeting must submit such proposals to the Company no later than December 30, 2005 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board of Directors in connection with that meeting. Stockholders proposals should be submitted to RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202.

FORM 10-KSB

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended October 31, 2004, as filed with the Securities and Exchange Commission, including financial statements and schedules thereto. Such report was filed with the Securities and Exchange Commission on or about January 23, 2004. Requests for copies of such report should be directed to the Chief Financial Officer, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202. The Form 10-KSB may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

ANNUAL REPORTS

The Company’s 2004 Annual Report, which includes audited financial statements for the Company’s fiscal year ended October 31, 2004, is being mailed with the Proxy Statement to stockholders of record on or about April 25, 2005.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting of any adjournment thereof, it is intended that the persons named in the enclosed form of Proxy will vote on such matters in accordance with their best judgment.

Terrie A. Gross,
Corporate Secretary

San Diego, California
May 10, 2005

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. ELECTION OF DIRECTORS:

(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)

NOMINEES: John R. Ehret, Marvin Fink, Howard F. Hill, Robert Jacobs, Linde Kester and William L. Reynolds

2. PROPOSAL TO RATIFY APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

n their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2. I understand that I may revoke this Proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to the commencement of the Annual Meeting

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature_______________________________	Signature if Held Jointly_______________________	Date_________________________________________
NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY

RF INDUSTRIES, LTD.
a Nevada Corporation
ANNUAL MEETING OF STOCKHOLDERS
June 10, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Howard F. Hill and John Ehret, or either of them, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of RF Industries, Ltd., held of record by the undersigned on April 25, 2005 at the Annual Meeting of Stockholders to be held at 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202 on Friday, June 10, 2005, at 1:30 p.m. Pacific Standard Time, or any adjournments or postponement thereof with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued and to be marked, dated and signed on the other side.
Return the Proxy promptly using the enclosed envelope.)